UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

STERLING CONSTRUCTION COMPANY, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders of STERLING CONSTRUCTION COMPANY, INC. To Be Held On: May 8, 2019 8:30 a.m. Local Time 1800 Hughes Landing Boulevard, Suite 250, The Woodlands, Texas 77380 COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before submitting your proxy and voting instructions. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before April 26, 2019. Please visit http://www.astproxyportal.com/ast/04770/, where the following proxy materials are available for view and where you may submit future delivery instructions. • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • 2018 Annual Report TO REQUEST MATERIAL: TELEPHONE: 888-776-9962; For international callers: 718-921-8562 E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials TO SUBMIT YOUR PROXY AND VOTING INSTRUCTIONS: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code to the left with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Central Time the day before the meeting. IN PERSON: You may vote your shares in person by attending the Annual Meeting. Please bring proper identification. MAIL: You may request a proxy card by following the instructions above, then fill out the proxy card and mail it. Please note that submitting your proxy and voting instructions online or by mail authorizes the person named as proxies in the proxy materials to vote your shares as instructed. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1; AND FOR EACH OF PROPOSALS 2, 3, AND 4. 1. To elect eight (8) directors to the Board of Directors of the Company to serve until their terms expire and until their successors are duly elected and qualified. NOMINEES: Roger A. Cregg Joseph A. Cutillo Marian M. Davenport Raymond F. Messer Dana C. O’Brien Charles R. Patton Milton L. Scott Thomas M. White Please note that you cannot vote by returning this notice. You may request a copy of the proxy materials to receive a proxy card if you wish to vote by mail. If you plan to attend the annual meeting in person, you can obtain directions to our headquarters located at 1800 Hughes Landing Boulevard, Suite 250, The Woodlands, Texas by contacting our corporate secretary at (281) 214-0800. 2. To approve, on an advisory basis, the compensation of our named executive officers; 3. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2019; 4. To adopt the 2019 Employee Stock Purchase Plan; and 5. To transact such other business as may properly come before the annual meeting. The meeting will also address any other business that properly comes before it. Proposals 1-4 are more fully described in the Proxy Statement. The record date for the Annual Meeting is Tuesday, March 19, 2019. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.